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              SECURITIES AND EXCHANGE COMMISSION

                    Washington, D. C. 20549

                           FORM 8-K
                        CURRENT REPORT


              Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) May 14, 1997


      American Express Receivables Financing Corporation
        on behalf of the American Express Master Trust
       (Issuer in respect of the 6.05% Class A Accounts
         Receivable Trust Certificates, Series 1992-1,
          the 6.60% Class A Accounts Receivable Trust
        Certificates, Series 1992-2, the 5.375% Class A
    Accounts Receivable Trust Certificates, Series 1993-1,
   the 7.15% Class A Accounts Receivable Trust Certificates,
     Series 1994-1, the 7.60% Class A Accounts Receivable
 Trust Certificates, Series 1994-2, the 7.85% Class A Accounts
Receivable Trust Certificates, Series 1994-3, the Class A Floating Rate
 Accounts Receivable Trust Certificates, Series 1996-1 and the
Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-2)
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    (Exact name of registrant as specified in its charter)


                                        33-47812
                                        33-49106
                                        33-67502
       Delaware                         33-81634             13-3632012
---------------------------            ----------            ----------
(State or other jurisdiction           (Commission         (IRS Employer
    of incorporation)                  File Numbers)      Identification No.)


200 Vesey Street, New York, New York                           10285
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code        (212) 640-3975
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Item 5.  Other Events

    Information concerning the American Express Master Trust is contained in the Monthly Servicer's Certificate dated May 8, 1997 for the Distribution Date occurring on May 15, 1997 and the preceding Due Period from April 1 through April 30, 1997 provided to The Bank of New York, as Trustee under the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended (the "Agreement"), for the American Express Master Trust. Such Monthly Servicer's Certificate is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Information concerning interest distributions made on the Class A Certificates, Series 1996-1 and 1996-2 occurring on May 15, 1997, is contained in the Payment Date Statements provided to the holders of such Class A Certificates. Information concerning interest distributions made on the Class B Certificates, Series 1992-1, 1992-2, 1993-1, 1994-1, 1994-2, 1994-3, 1996-1 and
1996-2 occurring on May 15, 1997, is contained in the Payment Date Statements provided to the holder of such Class B Certificates. Such Payment Date Statements are attached hereto as Exhibits 20.1 and 20.2, respectively, and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.                            Description
-----------                            -----------

Exhibit 20.1 Payment Date Statements relating to interest distributions on the Class A Certificates, Series 1996-1 and 1996-2, occurring on May 15, 1997.

Exhibit 20.2 Payment Date Statements relating to interest distributions on the Class B Certificates, Series 1992-1, 1992-2, 1993-1, 1994-1, 1994-2, 1994-3, 1996-1 and 1996-2 occurring on May 15,
              1997.

Exhibit 99.1 Monthly Servicer's Certificate dated May 8, 1997 for the Distribution Date occurring on May 15, 1997 and the preceding Due Period from April 1 through April 30, 1997 provided to The Bank of New York, as Trustee under the Agreement for the American Express Master Trust.




















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                           SIGNATURE
                           ---------

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                         AMERICAN EXPRESS MASTER TRUST


                                         By: /s/ Leslie R. Scharfstein
                                             ---------------------------
                                             Leslie R. Scharfstein
                                             (Vice President of American
                                             Express Receivables Financing
                                             Corporation, Originator of the
                                             American Express Master Trust)



Dated:   May 14, 1997




































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                                 EXHIBIT INDEX
                                 -------------

Designation                      Description                             Page
-----------                      -----------                             ----

Exhibit 20.1     Payment Date Statements relating to interest               5
                 distributions on the Class A Certificates, Series 1996-1 and 1996-2, occurring on May 15, 1997.

Exhibit 20.2     Payment Date Statements relating to interest              10
                 distributions on the Class B Certificates, Series
                 1992-1, 1992-2, 1993-1, 1994-1, 1994-2, 1994-3,
                 1996-1 and 1996-2 occurring on May 15, 1997.

Exhibit 99.1     Monthly Servicer's Certificate dated May 8, 1997 for      27
                 the Distribution Date occurring on May 15, 1997 and the preceding Due Period from April 1 through April 30, 1997 provided to The Bank of New York, as Trustee under the Agreement for the American Express Master Trust.






































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